UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Enterprise Drive Plainsboro, NJ	08536
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On May 16, 2008, Integra LifeSciences Holdings Corporation issued a press release announcing that it has scheduled a conference call for 9:00 AM EDT on Monday, May 19, 2008, to discuss its financial results for the fourth quarter and year ended December 31, 2007 and to update forward-looking financial guidance.

Access to the live call is available by dialing 913-312-0863 or through a webcast via a link provided on the Investor Relations homepage of Integra’s website at www.Integra-LS.com. Access to a replay is available through May 26, 2008 by dialing 719-457-0820 (PIN 4115546) or through the webcast.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1        Press release, dated May 16, 2008, issued by Integra LifeSciences Holdings Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: May 16, 2008	By:	/s/ Stuart M. Essig
Stuart M. Essig
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 16, 2008, issued by Integra LifeSciences Holdings Corporation.